T. Rowe Price Spectrum Fund, Inc.

Spectrum International Fund

Supplement to prospectus dated May 1, 2008

The information on the fund`s Portfolio Management in Section 3 of the prospectus is amended to reflect the following change:

Effective March 31, 2009, David J.L. Warren will be retiring from T. Rowe Price International and Christopher D. Alderson will replace Mr. Warren as Chairman of the fund`s Investment Advisory Committee. Mr. Alderson currently serves as a member of the committee. Mr. Alderson joined T. Rowe Price International in 1988 and his investment experience dates from 1983.

The date of this supplement is September 11, 2008

C08-043 9/11/08